Exhibit 99.1

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[Madison River Communications Logo]



                    Lenders Update
                    July 7, 2005



                    CONFIDENTIAL



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Madison River Communications
Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, acquisition and divestiture opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. You should refer to the Risk Factors section of the Company Form 10-K filed with the SEC.



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Madison River Communications
Confidential Materials


Table of Contents                   1. Transaction Summary


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                              Transaction Summary


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Madison River Communications
Transaction Update



  * Madison River is pleased to discuss its revised Senior Credit Facility offering and provide an update on the Company

  * The Company plans to take advantage of the strong bank market to refinance its existing RTFC debt as well as to repay a portion of its high coupon 13.25% Senior Notes which are currently callable

       * NPV positive transaction

  * This facility is the same credit facility we proposed in January 2005 and consists of all bank debt allowing Company to maintain pre-payment flexibility for future IPO

  * Madison River plans to raise $525 million of new Credit Facilities, consisting of the following:

       * $75 million unfunded 7-year Revolver

       * $450 million Senior Secured First Lien Term Loan B

  * New Credit Facilities will mirror previously syndicated credit facilities upon future successful completion of an IPO

       * Positions Company to take advantage of equity markets for IPO since bank debt would already be in place

       * In the interim, new Credit Facilities will provide for sufficient restricted payments capacity to allow for ability to opportunistically repurchase high cost debt on an ongoing basis

                                      1


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Transaction Summary
Sources and Uses

(dollars in millions)


  Sources          Amount        %             Uses                               Amount           %
  -------        ----------   -------          ----                             ----------      -------

  Revolver (1)    $    0.0       0.0%          RTFC Debt Paydown (Net of SCCs)   $  375.0         79.7%

  Term Loan B        450.0      95.7%          Repayment of Senior Notes             78.9         16.8%

  Cash on hand        20.3       4.3%          RTFC Make-Whole Premium                1.1          0.2%

=====================================          Call Premium on Senior Notes           5.2          1.1%

TOTAL SOURCES     $  470.3     100.0%          Accrued Interest on RTFC Debt          2.7          0.6%

=====================================          Accrued Interest on Senior Notes       3.5          0.7%

                                               Fees and Expenses                      3.9          0.8%

                                               ========================================================

                                               TOTAL USES                        $  470.3        100.0%

                                               ========================================================



(1)  $75 million of availability.


                                      2


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Transaction Summary
Pro Forma Capitalization

(dollars in millions)



                                                          Estimated
                                                          6/30/2005        Adjustments         Pro Forma
                                                          ---------        -----------         ---------
Existing RTFC Debt (Net of SCCs)                           $  375.0         ($  375.0)              -
Revolver (1)                                                   -                 -                  -
Term Loan B                                                    -                450.0              450.0
                                                           --------          --------           --------

Total Secured Debt                                         $  375.0          $   75.0           $  450.0

13.25% Senior Notes due 2010                                  198.0             (78.9)             119.1
CCI Preferred Stock                                             3.0              -                   3.0
                                                           --------          --------           --------

Total Madison River Capital Debt + Preferred Stock         $  576.0         ($    3.9)          $  572.1

Coastal Facility (2)                                           22.2              -                  22.2
                                                           --------          --------           --------

Total Debt + Preferred Stock                               $  598.2         ($    3.9)          $  594.3

Cash                                                       $   33.4         ($   20.3)          $   13.2
                                                           --------          --------           --------

Net Debt + Preferred Stock                                 $  564.7          $   16.4           $  581.1
                                                           ========          ========           ========


LTM Adjusted EBITDA                                        $  105.0                             $  105.0
LTM Interest Expense                                           61.0                                 46.4
LTM Capital Expenditure                                        11.8                                 11.8
LTM Free Cash Flow (3)                                         28.7                                 41.9

Leverage Multiples:

Secured Debt / Adj. EBITDA                                      3.6x                                 4.3x
Total MRC Debt + Preferred Stock / Adj. EBITDA                  5.5x                                 5.5x
Total Debt + Preferred Stock / Adj. EBITDA                      5.7x                                 5.7x
Net Debt + Preferred Stock / Adj. EBITDA                        5.4x                                 5.5x

Coverage Ratio:

Adj. EBITDA / Interest Expense                                  1.7x                                 2.3x



Note: LTM as of March 31, 2005
(1) $75 million of availability
(2) Madison River Telephone Company (MRTC) Note; PIK or cash-pay at the option of the Borrower
(3) Assumes pro forma effective tax rate of 29%

                                      3

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Transaction Summary
Capital Structure Comparison

(dollars in millions)


                                                                  Prior IPO                   Proposed
                                                                  Structure                   Structure
                                                                  ---------                   ---------
Revolver (1)                                                          -                           -
Term Loan B                                                          450.0                       450.0
                                                                  --------                    --------
Total Secured Debt                                                $  450.0                    $  450.0

13.25% Senior Notes due 2010                                          -                          119.1
CCI Preferred Stock                                                   -                            3.0
                                                                  --------                    --------
Total Madison River Capital Debt + Preferred Stock                $  450.0                    $  572.1
Coastal Facility (2)                                                  -                           22.2
                                                                  --------                    --------
Total Debt + Preferred Stock                                      $  450.0                    $  594.3

Cash                                                              $   10.0                    $   13.2
                                                                  --------                    --------

Net Debt + Preferred Stock                                        $  440.0                    $  581.1
                                                                  ========                    ========


Leverage Multiples:

Secured Debt / Adj. EBITDA                                             4.3x                        4.3x
Total MRC Debt + Preferred Stock / Adj. EBITDA                         4.3x                        5.5x
Total Debt + Preferred Stock / Adj. EBITDA                             4.3x                        5.7x
Net Debt + Preferred Stock / Adj. EBITDA                               4.2x                        5.5x

Coverage Ratio:

Adj. EBITDA / Interest Expense                                         3.9x                        2.3x



(1) $75 million of availability.
(2) Madison River Telephone Company (MRTC) Note; PIK or cash-pay at the option of the Borrower.


                                      4


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Transaction Summary
Pro Forma Corporate Structure

[Organizational chart showing corporate structure after transaction]

                               -------------------
                               | Existing Equity |
                               |  Investors (1)  |
                               -------------------
                                       |
                                       |
                                       |
                            -------------------------
                            |     Madison River     |<====|Noteholders:
                            | Telephone Company LLC |     |$22 mm 13% Coastal
                            -------------------------     |Facility due 2010
                                       |
                                       |
                                       |
                               -----------------
    New Facilities:  |========>| Madison River |<====|Public Noteholders:
    $ 75 mm Revolver |         |Capital LLC (2)|     |$119 mm 13.25% Senior
    $450 mm Term Loan|         |    Borrower   |     |Notes due 2010
                               -----------------     |  (Existing Notes)
                                       |
                                       |
                                       |
   ---------------            ------------------     ----------------------
  | Madison River |           | Gallatin River |     |         EOS        |
  | Holdings Corp |           |  Holdings LLC  |     |    Madison River   |
  |   Guarantor   |           |    Guarantor   |     | Communications LLC |
  |               |           |                |     |      Guarantor     |
   ---------------            ------------------     ----------------------
          |                            |                         |
          |                            |                         |
          |                            |                         |
       MebTel                   Gallatin River                 Gulf
       GulfTel                 Communications LLC        Communications LLC
       Coastal                                                (Fiber)
    Management Co

(1) Equity ownership: Madison Dearborn (36.9%), Goldman Sachs (30.7%), Providence Equity (20.3%), Former Coastal Shareholders (8.6%) and Management (3.5%)
(2) On January 1, 2005, the Company filed Form 8832 which converted Madison River Capital from an LLC to a "check-the-box" corporation for tax purposes.


                                      5

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Transaction Summary
Transaction Timing



                [Calender of the Month of July 2005]


     July 7th                  *  Lenders Conference Call

     July 20th                 *  Commitments Due and Allocations

     July 26th                 *  Comments due on Credit Agreement

     July 28th                 *  Closing and Funding


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Transaction Summary
Investment Highlights


  * Long-standing local operations in geographically diverse rural markets

  * Disciplined approach to operations

  * Strong and continually improving operating and financial results

  * Industry leading penetration of DSL and value added services

  * Technologically advanced network with completed upgrades

  * Proven track record of acquisitions and integration

  * Experienced management team with proven track record


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Transaction Summary
Q1 2005 Operating and Financial Update


  * Madison River's 1Q'05 revenue was $47.9 million, an increase of 0.9% from 4Q'04 and a decrease of 1.3% from a year ago

     * RLEC revenue declined by 0.5% to $45.2 million in 1Q'05 vs. $45.5 million in 1Q'04, driven primarily by a decrease in access lines

  * 1Q'05 adjusted EBITDA was $25.9 million compared to $26.6 million in 1Q'04

     * Edge-out services posted its 10th consecutive quarter of positive
        EBITDA

  * After adjusting for Hurricane Ivan and temporary Fort Stewart deployment, RLEC voice access lines declined by 1.0% year-over-year

  * Total RLEC connections as of March 31, 2005 were 221,245, an increase of 2.4% year over year, however after adjusting for Hurricane Ivan and Fort Stewart RLEC connections increased 4.3%(1) year over year

     * No Limits bundle demonstrated continued acceptance

     * DSL continues to be a strong product performer

         - DSL connections demonstrated continued growth, increasing 5.8% from 4Q'04 and ending the quarter at 41,857 connections

         - Residential DSL penetration grew to 34.2% in 1Q'05, up from 32.2% penetration in 4Q'04 and 23.8% penetration a year ago

  * Capex for 1Q'05 was $2.1 million compared to $3.0 million in 4Q'04

     * Full year capex of $13.3 million expected for 2005 (2)

(1) 1Q'05 excludes impact of 1,270 disconnects due to Fort Stewart deployment and 2,935 disconnects due to Hurricane Ivan.
(2) Includes $0.6 million of capex related to acquired North Carolina access lines.

                                      8


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Transaction Summary
1Q 2005 Financial Results Comparison

(dollars in millions)



                                                                                1Q'05 % Change vs:
                                                                             -----------------------
                                    1Q '05        4Q '04        1Q '04          4Q'04       1Q'04
                                  ----------    ----------    ----------      ---------   ---------
RLEC
Access Lines                      183,593 (1)   184,052 (2)    185,453          (0.2%)      (1.0%)

DSL Connections                    41,857        39,562         30,646           5.8%       36.6%
                                  -------       -------        -------          -----       -----

RLEC Total Connections            225,450       223,614        216,099           0.8%        4.3%

EOS Total Connections              12,340        12,533         14,710          (1.5%)     (16.1%)
                                  -------       -------        -------          -----       -----

Total Connections                 237,790       236,147        230 809           0.7%        3.0%
                                  =======       =======        =======          =====       =====

Residential DSL Penetration         34.2%         32.2%          23.8%

Revenue
RLEC Revenue                       $45.2         $44.7          $45.5            1.1%       (0.5%)
EOS Revenue                          2.7           2.8            3.1           (2.7%)     (13.0%)
Total Revenue                      $47.9         $47.5          $48.6            0.9%       (1.3%)

Adjusted EBITDA                    $25.9         $27.4          $26.6           (5.6%)      (2.8%)

Capex                              $ 2.1         $ 3.0 (3)      $ 4.9          (28.0%)      (56.6%)


(1) 1Q'05 excludes impact of 1,270 disconnects due to Fort Stewart deployment and 2,935 disconnects due to Hurricane Ivan.
(2) 4Q'04 excludes impact of 2,840 disconnects due to Hurricane Ivan.
(3) Includes $2.6 million of non-recurring capex related to Hurricane Ivan.


                                      9


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Transaction Summary
Recent Developments

  * Company began offering DIRECTV satellite services during second quarter of 2005

     * Resale agreement with National Rural Telecommunications Cooperative

     * Allows company to offer enhanced triple play No Limits bundle

  * Completed new collective bargaining agreement with Communications Workers of America ("CWA") covering 56 employees at Gallatin River

     * 5 year agreement resulting in savings of approximately $400K over the life of the agreement. This savings is a result of freezing the defined benefit plan offset by 401K contributions.

     * The Company's remaining two collective bargaining agreements with the International Brotherhood of Electrical Workers ("IBEW") to be renegotiated later this year

  * Full deployment of 3rd Infantry Division at Fort Stewart, Georgia resulted in a decline of 1,270 access lines

     * Madison River expects to recover these lines once deployment ends

       - Deployment will last at least 14 months

  * Madison River accrued deferred income tax liability of $1.0 million (including interest) to cover potential additional 2003 income tax expense relating to a dispute with state of Alabama regarding state income taxes

  * Effective April 30, 2005 Madison River's MebTel subsidiary completed the acquisition of 3,580 voice access lines and 1,200 long distance accounts in North Carolina which are expected to add $2.7 million in revenues annually

  * Madison River is benefiting from attractive growth trends in its southeastern markets

     * Coastal and MebTel service areas are realizing growth in population and increased commercial development creating attractive demographics

     * GulfTel is benefiting from its desirable tourism attributes which are driving development


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Transaction Summary
Summary of Terms and Conditions

                                Revolver             First-Lien Term Loan B
                            ----------------        ------------------------

Borrower:                           Madison River Capital, LLC

Amount:                       $  75 million               $ 450 million

Maturity:                     7 years (2012)              7 years (2012)

Optional Prepayment:          Anytime at Par              Anytime at Par

Pricing:                       L + 275 bps (1)             L + 275 bps (1)

Undrawn Fee:                       None                         NA

Amortization:                       NA                         None

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Security:   The Revolver and First-Lien Term Loan B will be secured by (i) a perfected first priority lien on, and pledge of, certain capital stock of the Borrower and its Tier 1 domestic subsidiaries and
           (ii) perfected first priority liens on, and security interests in certain tangible and intangible properties and assets of the Borrower and its Tier 1 domestic subsidiaries.

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Guarantees:   Upstream guarantees by all of Borrower's Tier 1 domestic
              subsidiaries and downstream guarantees by Madison River Telephone Company, LLC ("Holdings").

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Financial Covenants:   (Pre-Qualified IPO) (2): Maximum Senior Secured
                        Leverage, Maximum Total Leverage, and Minimum Fixed
                        Charge Coverage.

                       (After Qualified IPO): Maximum Total Leverage (5.50x),
                        Minimum Fixed Charge Coverage (starting at 2.25x).

-----------------------------------------------------------------------------
Negative Covenants:   Customary for transactions of this type, including but
                      not limited to: limitations on indebtedness, liens, sale-leaseback transactions, investments, restricted payments (pre-qualified IPO, to allow restricted payments capacity to be used in part to repurchase existing Senior Notes), mergers and acquisitions, asset sales, transactions with affiliates, changes in business conducted, and post-Qualified IPO, dividend suspension at 5.10x Total Leverage.

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Mandatory Prepayments:   Customary for transactions of this type, including,
                         but not limited to:

                         (i) 100% of net proceeds from asset sales with
                             exceptions to be determined;

                         (ii) 100% of net proceeds from debt issuances with
                              exceptions to be determined;

                         (iii) A to be determined percentage of net proceeds
                               from equity issuances, with step-downs to be determined; and

                         (iv) 50% of excess cash flow (after permitted
                              restricted payments), with step-downs to be determined.


(1) Pricing steps down by 50 bps after Qualified IPO (resulting in total gross leverage of less than or equal to 4.3x).

(2) Financial covenants with standard 15-20% cushion.


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